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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2009

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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           Kansas                      1-04721                48-0457967
  (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                          Identification No.)

      6200 Sprint Parkway, Overland Park, Kansas           66251
       (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

An updated copy of the press release announcing a workforce reduction by Sprint Nextel Corporation is furnished as Exhibit 99.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is furnished with this report:

Exhibit No.            Description

99.1                   Press Release Announcing Workforce Reduction


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPRINT NEXTEL CORPORATION



Date: January 27, 2009
                                             /s/ Timothy O'Grady
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                                           By:   Timothy O'Grady
                                                 Assistant Secretary


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                                  EXHIBIT INDEX


Number                 Exhibit

99.1                   Press Release Announcing Workforce Reduction